Exhibit 10.10

FOURTH AMENDMENT TO SETTLEMENT AGREEMENT

          This Agreement made as of the 10th day of August, 2007, is an amendment to the Settlement Agreement (the “Settlement Agreement”) made the 25th day of January, 2006, and amended by Amendment to Settlement Agreement dated September 14, 2006, and further amended and clarified by letter agreement dated November 9, 2006, and further amended by Third Amendment to Settlement Agreement dated December 31, 2006 by and among NOVEX SYSTEMS INTERNATIONAL, INC. (now known as AMERICAN HOME FOOD PRODUCTS (“AHF”)), with an address at 42 Forest Lane, Bronxville, New York 10708, DANIEL W. DOWE (“DWD”), with an address at 42 Forest Lane, Bronxville, New York 10708 and DAVID A. DOWE (“DAD”) with an address at 625 Park Place, Galloway Township, New Jersey 08205 (collectively AHF, DAD and DWD are referred to as “Defendants”) and ALFRED LEPORE, MARY LEPORE, with an address for purposes of this agreement at 197 Grand Street, New York, New York and JOSEPH AIEVOLI with an address for purposes of this agreement at 1275 65th Street, Brooklyn, New York (collectively “Plaintiffs”).

R E C I T A L S:

          A.     The Settlement Agreement as amended by the Amendment to Settlement Agreement contemplated that on or before March 31, 2007, the Settlement Amount would be paid in full.

          B.     For good and valuable consideration the receipt of and adequacy of which is hereby acknowledged, Defendants and Plaintiffs have agreed to amend the Settlement Agreement in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	The Recitals set forth above are true and correct.

2.

The definition of Settlement Date as set forth in the Settlement Agreement and amended by the Amendment to Settlement Agreement and the Third Amendment to Settlement Agreement is amended to be the date upon which the Settlement Payment is made in full and shall include any date up to and including December 31, 2007. Any reference to September 30, 2006 in the Settlement Agreement shall be amended to December 31, 2007.

3.

The Settlement Payment of $400,000 shall bear interest at the rate of ten percent per annum. Upon the execution of this Fourth Amendment to Settlement Agreement, AHF shall make a lump sum payment to Plaintiffs of $16,666.66 representing interest owed from August 1, 2007 through December 31, 2007. If the Settlement Payment is not paid in full on or before December 31, 2007, then, beginning January 1, 2008, the unpaid balance thereof shall bear interest at the rate of 12.5 per cent per annum. The foregoing shall not be construed as an extension of AHF’s obligation to pay the Settlement Amount in full on or before December 31, 2007, but is merely intended to set forth a default rate in the event of AHF’s failure to timely pay the Settlement Amount.

4.	Upon execution of this Agreement, AHF shall make a payment of $2500 to reimburse Plaintiffs for their legal fees and expenses in connection with the negotiation and execution of this Agreement.

5.

Upon execution of this Agreement, AHF shall issue to each of Alfred Lepore and Joseph Aievoli 25,000 shares of AHF’s common stock. AHF represents and covenants that these shares, as well as any other shares of AHF’s common stock previously issued to Alfred Lepore and Joseph Aievoli that have not been included in a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), will be included in a registration statement under the Securities Act to be filed on or before October 1, 2007.

6.

Upon the execution of this Agreement and receipt of the payments referred to in paragraphs 3 and 4 that are due on the execution hereof, Plaintiffs shall cause to be executed and delivered to AHF a Satisfaction of Judgment which Satisfaction shall be limited to Novex Systems International, Inc. In no way shall such satisfaction be deemed a satisfaction of Plaintiff’s judgment against DWD or DAD and it is hereby expressly confirmed that DWD and DAD remain jointly and severally liable for full payment of the Judgment until the Settlement Amount is paid in full.

7.

AHF shall cause to be issued in the name of Daniel W. Dowe 350,000 shares of AHF common stock. If Daniel W. Dowe sell any shares of AHF common stock prior to payment in full of the Settlement Amount, the proceeds shall be immediately used to pay the Settlement Amount and accrued interest, payment being applied first to principal and then to interest, with any excess proceeds being retained by the selling party. If the Settlement Amount is not paid in full on or before December 31, 2007, the shares of AHF common stock shall be liquidated and the proceeds used as set forth above.

8.

Each time AHF shall determine to proceed with the filing of a registration statement under the Securities Act, in connection with a proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration on Form S-8 or a successor form), AHF will give written notice of its determination to each of the Plaintiffs. Upon the written request of a Plaintiff given within 30 days after receipt of any such notice from AHF, AHF will cause all shares of AHF common stock held by such Plaintiff with respect to which such Plaintiff has requested registration to be included in such registration statement; provided, however, that subject to paragraph 4 above, nothing herein shall prevent AHF from, at any time, abandoning or delaying any such registration initiated by it. AHF shall bear all of the fees, costs and expenses of such registration. In the event that any shares owned by one or more of the Plaintiffs are included in a registration statement under this provision, then AHF and the Plaintiff(s) owning such shares shall enter into an indemnification agreement containing provisions usual and customary for such a registration.

9.	Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Settlement Agreement.

10.	Provisions not specifically addressed herein shall be controlled by the Terms of the Settlement Agreement.

11.

This Agreement may not be modified, amended or terminated nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of any modification, amendment, termination or waiver is sought.

12.

The covenants, agreements, terms, provisions and conditions contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.

This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of New York. The parties hereby expressly waive their right to trial by jury in any action or proceeding arising out of this Agreement.

14.	In the event of any conflict between the terms of this Agreement and the terms of the Settlement Agreement, the terms of this Agreement shall control.

15.

This Agreement may be executed in multiple identical counterparts, each of which when duly executed shall be deemed an original, and all of which shall be construed together as one agreement. This Agreement will not be binding on or constitute evidence of a contract between the parties hereto until such time as a counterpart has been executed by such party and a copy thereof is delivered to each other party to this Agreement.

16.	Time shall be of the essence with respect to each and every of the various undertakings and obligations of Defendants as set forth in the Settlement Agreement and this Agreement.

17.

None of the terms or provisions of this Agreement, may be changed, waived, modified, discharged, or terminated except by an instrument in writing executed by the party against whom or which enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

18.

The parties agree to be bound by the terms, covenants and conditions of the Settlement Agreement, as amended hereby. Except to the extent specifically modified hereby, the Settlement Agreement shall remain in full force and effect.

          Executed as an instrument under seal as of the day and year first above written.

WITNESSES:	NOVEX SYSTEMS INTERNATIONAL, INC.
(k/n/a AMERICAN HOME FOOD PRODUCTS)

By:

Daniel W. Dowe, President

Daniel w. Dowe
WITNESSES:

David A. Dowe

WITNESSES:

Alfred Lepore

WITNESSES:

Mary Lepore

WITNESSES:

Joseph Aievoli

STATE OF NEW YORK )
) ss:
COUNTY OF _____________ )

          On the _____ day of August in the year 2007, before me, the undersigned, personally appeared DANIEL W. DOWE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument

Notary Public

STATE OF NEW YORK )
) ss:
COUNTY OF ______________ )

          On the _____ day of August in the year 2007, before me, the undersigned, personally appeared DAVID A. DOWE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument

Notary Public

STATE OF NEW YORK )
) ss:
COUNTY OF ______________ )

          On the _____ day of August in the year 2007, before me, the undersigned, personally appeared ALFRED LEPORE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

Notary Public

STATE OF NEW YORK )
) ss:
COUNTY OF ______________ )

          On the _____ day of August in the year 2007, before me, the undersigned, personally appeared MARY LEPORE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument

Notary Public

STATE OF NEW YORK )
) ss:
COUNTY OF ______________ )

          On the _____ day of August in the year 2007, before me, the undersigned, personally appeared JOSEPH AIEVOLI, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument

Notary Public